SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported) January 10, 2008
VERAMARK TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-13898	16-1192368

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3750 Monroe Avenue, Pittsford, New York 14534
(Address of Principal Executive Offices including zip code)
(585) 381-6000
(Registrant’s telephone number including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 —Corporate Governance and Management
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(b) David G. Mazzella resigned as Director and Chairman of the Board of the Registrant, effective January 10, 2008. Mr. Mazzella previously resigned his position of President and Chief Executive Officer on December 31, 2007, concurrent with his retirement as an employee of Registrant.
On January 11, 2008, Andrew W. Moylan, a non-employee member of the Board of Directors, was elected Chairman of the Board to succeed Mr. Mazzella.
Section 7 — Regulation FD
Section 7.01 Regulation FD Disclosure
On January 11, 2008, the Registrant issued a press release wherein it announced the resignation of Mr. Mazzella as Chairman of the Board and a Director, and the election of Mr. Moylan as Chairman of the Board as described in this Report. A copy of the press release is attached to this Report as Exhibit 99.1, and incorporated herein by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
Exhibit 99.1 Veramark Press Release dated January 11, 2008

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 11, 2008	Veramark Technologies, Inc. (Registrant)

	By	/s/ Ronald C. Lundy

Ronald C. Lundy
Vice President Finance and CFO

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

99.1	Press Release dated January 11, 2008, issued by Veramark Technologies, Inc. (the “Registrant”).